Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Wright Investors’ Service Holdings, Inc. (the “Company”) for the fiscal quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof, (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HARVEY P. EISEN
Name:	Harvey P. Eisen
Title:	Chief Executive Officer (Principal Executive Officer)
Date:	August 14, 2015

/s/ IRA J. SOBOTKO
Name:	Ira J. Sobotko
Title:	Vice President, Chief Financial Officer (Principal Financial Officer)
Date:	August 14, 2015